EXHIBIT 10.1
AMENDMENT NO. 5
TO
SERIES 2012-VFN INDENTURE SUPPLEMENT
THIS AMENDMENT NO. 5 TO SERIES 2012-VFN INDENTURE SUPPLEMENT (this “Amendment”) is made as of May 8, 2020, by and between Navistar Financial Dealer Note Master Owner Trust II, a Delaware statutory trust (the “Issuing Entity”), and Citibank, N.A., a national banking association, as indenture trustee (the “Indenture Trustee”).
The Issuing Entity and the Indenture Trustee are parties to the Indenture, dated as of November 2, 2011, as amended by Amendment No. 1, dated as of February 13, 2013 (as amended, the “Indenture”), and the related Series 2012-VFN Indenture Supplement, dated as of August 29, 2012, as amended by Amendment No. 1, dated as of September 13, 2013, by Amendment No. 2, dated as of January 26, 2015, by Amendment No. 3, dated as of May 31, 2017, and by Amendment No. 4 dated as of November 28, 2018 (as amended, the “Series 2012-VFN Indenture Supplement”). The Issuing Entity and the Indenture Trustee have agreed to amend the 2012-VFN Indenture Supplement pursuant to Section 10.02 of the Indenture in the manner set forth herein. Capitalized terms used herein but not otherwise defined have the meanings set forth in the Series 2012-VFN Indenture Supplement.

1.
Amendments. Section 1.01 of the Series 2012-VFN Indenture Supplement is hereby amended by deleting the definitions of “Monthly Payment Rate Enhancement Trigger”, “Monthly Payment Rate Trigger” and “Spread Account Percentage”, and replacing them with the following in their correct order of alphabetical designation:

“Monthly Payment Rate Enhancement Trigger” means 24.00% or 22.00%, as applicable.
“Monthly Payment Rate Trigger” means 18.00%.
“Spread Account Percentage” means, with respect to any Transfer Date, 1.50%; provided, however, if and for so long as the average Monthly Payment Rate for any three consecutive Due Periods is less than 24.00%, then the Spread Account Required Percentage shall be equal to 2.50%; provided, further, if and for so long as the average Monthly Payment Rate for any three consecutive Due Periods is less than 22.00%, then the Spread Account Required Percentage shall be equal to 5.00%.

2.
Miscellaneous. As amended by this Amendment, the Series 2012-VFN Indenture Supplement is in all respects ratified and confirmed and the Series 2012-VFN Indenture Supplement as so amended by this Amendment shall be read, taken and construed as one and the same instrument. This Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Amendment. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance of a manually signed paper counterpart which has been converted into electronic form (such as scanned into PDF format), or an electronically signed counterpart converted into another format, for transmission, delivery and/or retention. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time. The Issuing Entity agrees to assume all risks arising out of the use of using digital signatures and electronic methods to submit communications to Indenture Trustee and Owner Trustee, including without limitation the risk of the Indenture Trustee or Owner Trustee acting on unauthorized instructions, and the risk of interception and misuse by third parties. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, without reference to the conflict of law provisions thereof or any other jurisdiction, other than Section 5-1401 and Section 5-1402 of the New York General Obligations Law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

3.
Limitation of Owner Trustee Liability. Notwithstanding anything to the contrary, this Amendment has been signed by Deutsche Bank Trust Company Delaware, not in its individual capacity but solely in its capacity as Owner Trustee on behalf of the Issuing Entity. Each of the representations, undertakings and agreements herein made on the part of the Issuing Entity is made and intended not as a personal representation, undertaking or agreement by Deutsche Bank Trust Company Delaware, but is made for the purpose of binding only the Issuing Entity. In no event shall Deutsche Bank Trust Company Delaware have any personal liability for the representations, warranties, covenants, agreement or other obligations of the Issuing Entity hereunder or in any Notes, certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuing Entity.

4.
Rights of the Indenture Trustee. The Indenture Trustee shall be afforded the same rights, protections, immunities and indemnities as are set forth in the Indenture as if specifically set forth herein. The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Amendment and is not responsible for any statement made herein. The Administrator hereby certifies that all of the conditions precedent for the making of this Amendment have been complied with.

[signatures on next page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to Series 2012-VFN Indenture Supplement to be duly executed by their respective officers as of the date first written above.
NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST II, as Issuing Entity

By: DEUTSCHE BANK TRUST COMPANY DELAWARE,
as Owner Trustee and not
in its individual capacity

By:	/s/ Susan T. Rodriguez
Name: Title:	Susan T. Rodriguez Vice President

By:	/s/ Catherine C. Franceschini
Name: Title:	Catherine C. Franceschini President

CITIBANK, N.A.,
as Indenture Trustee and not in its individual capacity

By:	/s/ Kerry Hehir
Name: Title:	Kerry Hehir Senior Trust Officer

The undersigned hereby (a) acknowledge that Bank of America, National Association, New York Life Insurance Company and New York Life Insurance and Annuity Corporation, in their respective capacities as Managing Agents, own 100% of the Series 2012-VFN Notes and that Bank of America, National Association, New York Life Insurance Company and New York Life Insurance and Annuity Corporation are the Managing Agents under the Note Purchase Agreement, (b) acknowledge receipt of notice of this Amendment No. 5 to Series 2012-VFN Indenture Supplement and (c) consent to the execution thereof:

BANK OF AMERICA, NATIONAL ASSOCIATION,
as Administrative Agent

By:	/s/ Lauren Burke Kohr
Name: Title:	Lauren Burke Kohr Managing Director

BANK OF AMERICA, NATIONAL ASSOCIATION,
as the Managing Agent
for the Bank of America Purchaser Group

By:	/s/ Lauren Burke Kohr
Name: Title:	Lauren Burke Kohr Managing Director

BANK OF AMERICA, NATIONAL ASSOCIATION,
as the Committed Purchaser
for the Bank of America Purchaser Group

By:	/s/ Lauren Burke Kohr
Name: Title:	Lauren Burke Kohr Managing Director

NEW YORK LIFE INSURANCE COMPANY,
as the Managing Agent for the NY Life Purchaser Group

By:	/s/ Scott Seewald
Name: Title:	Scott R. Seewald Vice President

NEW YORK LIFE INSURANCE COMPANY,
as the Committed Purchaser for the NY Life Purchaser Group

By:	/s/ Scott Seewald
Name: Title:	Scott R. Seewald Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION,
as the Managing Agent for the NYLIAC Purchaser Group

By: NYL INVESTORS LLC, its Investment Manager

By:	/s/ Scott Seewald
Name: Title:	Scott R. Seewald Managing Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION,
as the Committed Purchaser for the NYLIAC Purchaser Group

By: NYL INVESTORS LLC, its Investment Manager

By:	/s/ Scott Seewald
Name: Title:	Scott R. Seewald Managing Director

With respect to Section 4 of this Amendment, agreed to by:

NAVISTAR FINANCIAL CORPORATION,
as Administrator

By:	/s/ Michael Wuss
Name: Title:	Michael Wuss Assistant Treasurer